UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Tejon Ranch Co.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! TEJON RANCH CO. 2022 Annual Meeting Vote by May 9, 2022 11:59 PM ET TEJON RANCH CO. ALLEN LYDA 4436 LEBEC ROAD TEJON RANCH, CA 93243 D75104-P67366 You invested in TEJON RANCH CO. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 10, 2022. Get informed before you vote View the Notice & 2022 Proxy Statement, 2021 Annual Report and Shareholder Letter online at www.ProxyVote.com or scan the QR code below OR you can receive a free paper or email copy of the proxy materials by requesting prior to April 26, 2022. If you would like to request a copy of the proxy materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is no charge to you for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* May 10, 2022 9:00 AM PDT Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/TRC2O22 *The company will be hosting the meeting live via the Internet this year at the website address above. Please check the proxy materials for instructions on how to access the Company’s 2022 Annual Meeting of Stockholders as well as for information regarding how to vote online, by phone or by mail before the meeting V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.ProxyVote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to obtain the proxy materials and vote on these important matters. Board Recommends Voting Items 1. Election of Directors Nominees: 1a. Steven A. Betts For 1b. Rhea Frawn Morgan For 1c. Daniel R. Tisch For 2. Ratification of appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2022. For For 3. Advisory vote to approve named executive officer compensation. NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D75105-P67366